UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

UR-ENERGY INC.
(Exact name of registrant as specified in its charter)

Canada	001-33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200
Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock	URG (NYSE American): URE (TSX)	NYSE American; TSX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual and Special Meeting of Shareholders (the “Meeting”) on June 3, 2021. At the Meeting, four proposals were submitted to the shareholders for approval as set forth in the Company’s definitive proxy statement, filed April 21, 2021. As of April 13, 2021, the record date for the meeting, a total of 189,389,100 Common Shares were outstanding and entitled to vote. In total, 95,381,859 Common Shares were present in person or represented by proxy at the Meeting, which represented 50.36% of the Common Shares outstanding and entitled to vote as of the record date.

Proposal No. 1 – Election of Directors. The shareholders elected all of the directors presented to the shareholders. For the election of directors, there 49,854,083 broker non-votes.

Nominee	Votes For	%	Votes Withheld	%
Jeffrey T. Klenda	45,295,201	99.49	232,575	0.51
James M. Franklin	41,311,952	90.74	4,215,824	9.26
W. William Boberg	37,468,013	82.30	8,059,763	17.70
Thomas Parker	45,288,157	99.47	239,619	0.53
Gary C. Huber	41,369,040	90.87	4,158,736	9.13
Kathy E. Walker	45,326,030	99.56	201,746	0.44
Rob Chang	41,379,041	90.89	4,148,735	9.11

Proposal No. 2 – Reappointment of PricewaterhouseCoopers LLP as our independent auditors of the Company and authorization for the directors to fix the remuneration of the auditors.

For	Withheld
94,691,881	689,978

Proposal No. 3 – Advisory (non-binding) vote regarding the compensation of the Company’s named executive officers. There were 49,854,083 broker non-votes on Proposal No. 3.

For	Against
36,623,343	8,904,433

Proposal No. 4 – Ratification, confirmation and approval of amendments to the Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan. There were 49,854,083 broker non-votes on Proposal No. 4.

For(1)	Against
31,115,792	8,737,146
______________
(1) Excluding 5,674,838 common shares held by certain insiders and their affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ur-Energy Inc.

Date: June 4, 2021	By:	/s/ Penne A. Goplerud
Name: Penne A. Goplerud
Title: Corporate Secretary and General Counsel